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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into TESSCO Technologies Incorporated's previously filed Registration Statement No. 33-87178 and
No. 333-95249.

                                          /s/ARTHUR ANDERSEN LLP

Baltimore, Maryland
June 12, 2000

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